SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 1998

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

        1-9466                     13-3216325
(Commission File Number) (IRS Employer Identification No.)

3 World Financial Center
New York, New York                                       10285
(Address of principal                                  (Zip Code)
executive offices)

Registrant's telephone number, including area code: (212) 526-7000
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Item 7. Financial Statements and Exhibits

(c) Exhibits

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-50197) as an exhibit thereto and is filed as part of this Report.

4.2 Certificate of Designations with respect to the Registrant's Series D Preferred Stock
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

By:/s/ Jennifer Marre
   Jennifer Marre
   Vice President
Date:  July 23, 1998
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EXHIBIT INDEX

Exhibit No. Exhibit

    4.2 Certificate of Designations with respect to the Registrant's Series D Preferred Stock